UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2025

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On January 22, 2025, the Board of Directors (the “Board”) of Zentalis Pharmaceuticals, Inc. (the “Company”) approved a strategic restructuring of the Company to support execution of late-stage development for the Company’s WEE1 inhibitor product candidate, azenosertib, and extend its cash runway beyond a potentially registration-enabling azenosertib data readout from the Company’s DENALI Part 2 study, anticipated by the end of 2026.

In connection with this strategic restructuring, the Company expects to reduce its workforce by approximately 40%. The Company expects to incur one-time costs of approximately $7.0–8.0 million in the first quarter of 2025 in connection with the workforce reduction. These costs consist primarily of cash expenditures related to one-time termination benefits (some of which are contractual), including severance, healthcare and related benefits, and other estimated non-cash expense. The Company estimates that the workforce reduction will be substantially completed in the second quarter of 2025. The estimate of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions, and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the actions described above.

Item 7.01 Regulation FD Disclosure.

On January 28, 2025, the Company issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

Following the strategic restructuring, the Company believes that its existing cash, cash equivalents and marketable securities will be sufficient to fund its operating expenses and capital expenditure requirements into late 2027.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s planned strategic restructuring, including the planned workforce reduction, and the estimated size, timing, costs and impact thereof; the Company’s planned development strategy for azenosertib and the timing thereof, including the potential for there to be a registration-enabling azenosertib data readout and the estimated timing thereof; and the Company’s estimated cash runway. The terms “believe,” “estimate,” “expect,” “may,” “potential,” “will,” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s plans, including the costs thereof, of development of any diagnostic tools; the Company’s substantial dependence on the success of our lead product candidate, azenosertib; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; the Company’s product candidates may cause serious adverse side effects; inability to maintain collaborations, or the failure of these collaborations; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the SEC and the Company’s other filings with the SEC. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report, and the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on January 28, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: January 28, 2025	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer